Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER	SHARES

SEE REVERSE SIDE FOR
CERTAIN DEFINITIONS

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

TOTAL AUTHORIZED ISSUE

[  ] SHARES PAR VALUE $0.01 EACH

COMMON STOCK

This is to Certify that                                                                                     is the owner of                                (                 ) fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                    , 20

ROBERT A. HAMWEE	ADAM WEINSTEIN
PRESIDENT & CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER & TREASURER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	Custodian Custodian
TEN ENT	— as tenants by the entireties		(Cust) (Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received               hereby sell, assign and transfer unto

For value received               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                  Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                         Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                                      , 20

In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.